Exhibit 99.1

Case 2:15-cv-05264    Document 3    Filed 07/14/15    Page 1 of 2    Page ID #:15

LORETTA E. LYNCH

Attorney General

VANITA GUPTA

Principal Deputy Assistant Attorney General

Civil Rights Division

STEVEN H. ROSENBAUM, Chief

JON M. SEWARD, Deputy Chief

MARTA CAMPOS, Trial Attorney

Housing and Civil Enforcement Section

Civil Rights Division

U.S. Department of Justice

950 Pennsylvania Avenue, N.W. - NWB

Washington, DC 20530

Telephone: (202) 514-4733; Facsimile: (202) 514-1116

E-mail: Marta.Campos@usdoj.gov

EILEEN M. DECKER

United States Attorney

LEON W. WEIDMAN

Assistant United States Attorney

Chief, Civil Division

ROBYN-MARIE LYON MONTELEONE (State Bar No. 130005)

Assistant United States Attorney

Assistant Division Chief, Civil Rights Unit Chief, Civil Division

300 North Los Angeles Street, Suite 7516

Los Angeles, California 90012

Telephone: (213) 894-2458; Facsimile: (213) 894-7819

E-mail: Robby.Monteleone@usdoj.gov

UNITED STATES DISTRICT COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

UNITED STATES OF AMERICA,	CIVIL ACTION NO. CV 15-05264

Plaintiff,	NOTICE OF LODGING
CONSENT ORDER
v.

AMERICAN HONDA FINANCE CORPORATION,

Defendant.

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Plaintiff United States of America hereby lodges the Consent Order.

LORETTA LYNCH
Attorney General

/s/	/s/
EILEEN M. DECKER	VANITA GUPTA
United States Attorney Central District of California	Principal Deputy Assistant Attorney General Civil Rights Division
LEON W. WEIDMAN
Assistant United States Attorney Chief, Civil Division

/s/	/s/
ROBYN-MARIE MONTELEONE	STEVEN H. ROSENBAUM
Assistant United States Attorney Assistant Division Chief Civil Rights Unit Chief, Civil Division Central District of California	Chief Civil Rights Division Housing and Civil Enforcement Section

/s/
JON M. SEWARD
Deputy Chief

/s/
MARTA CAMPOS
LUCY CARLSON
Trial Attorneys
United States Department of Justice
Civil Rights Division
Housing and Civil Enforcement Section
950 Pennsylvania Avenue, N.W. – NWB
Washington, DC 20530
Tel.: (202) 514-4733
Fax: (202) 514-1116
marta.campos@usdoj.gov

1

Case 2:15-cv-05264    Document 3-1     Filed 07/14/15     Page 1 of 25     Page ID #:17

LORETTA E. LYNCH

Attorney General

VANITA GUPTA

Principal Deputy Assistant Attorney General

Civil Rights Division

STEVEN H. ROSENBAUM, Chief

JON M. SEWARD, Deputy Chief

MARTA CAMPOS, Trial Attorney

Housing and Civil Enforcement Section

Civil Rights Division

U.S. Department of Justice

950 Pennsylvania Avenue, N.W. - NWB

Washington, DC 20530

Telephone: (202) 514-4733; Facsimile: (202) 514-1116

E-mail: Marta.Campos@usdoj.gov

EILEEN M. DECKER

United States Attorney

LEON W. WEIDMAN

Assistant United States Attorney

Chief, Civil Division

ROBYN-MARIE LYON MONTELEONE (State Bar No. 130005)

Assistant United States Attorney

Assistant Division Chief, Civil Rights Unit Chief, Civil Division

300 North Los Angeles Street, Suite 7516

Los Angeles, California 90012

Telephone: (213) 894-2458; Facsimile: (213) 894-7819

E-mail: Robby.Monteleone@usdoj.gov

UNITED STATES DISTRICT COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

UNITED STATES OF AMERICA,	CIVIL ACTION NO. CV 15-05264

Plaintiff,	CONSENT ORDER

v.

AMERICAN HONDA FINANCE CORPORATION,

Defendant.

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I. INTRODUCTION

This Consent Order is submitted jointly by the parties for the approval of and entry by the Court. The Consent Order resolves the claims of the United States, based on a joint investigation by the United States through the Civil Rights Division of the Department of Justice (“DOJ”) and the Consumer Financial Protection Bureau (“Bureau”), that American Honda Finance Corporation (“Honda”) allegedly engaged in a pattern or practice of conduct in violation of the Equal Credit Opportunity Act (“ECOA”), 15 U.S.C. §§ 1691-1691f, by permitting dealers to charge higher interest rates to consumer auto loan borrowers on the basis of race and national origin.

There has been no factual finding or adjudication with respect to any matter alleged by the United States. The parties have entered into this Consent Order to avoid the risks, expense, and burdens of litigation and to resolve voluntarily the claims in the United States’ Complaint of Honda’s alleged violation of ECOA.

II. BACKGROUND

Honda is the fourth largest captive auto finance company in the United States. Honda holds a 2.10 percent share of the overall auto loan market based on originations, making it the ninth largest auto lender overall.

On April 25, 2013, the DOJ and the Bureau initiated a joint investigation under ECOA of Honda’s pricing of automobile loans or retail installment contracts. In its Complaint, the United States alleges that between January 1, 2011 and the present, Honda engaged in a pattern or practice of discrimination on the basis of race and national origin in violation of ECOA based on permitting the interest rate “dealer markup”—the difference between Honda’s buy rate and the contract rate—paid by African-American, Hispanic, and Asian and/or Pacific Islander borrowers who received automobile loans funded by Honda.

The United States sets forth in its Complaint the allegations and claims of a pattern or practice of discrimination in violation of ECOA. Under the provisions of this

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Consent Order, Honda agrees to implement policies and procedures designed to ensure that the dealer markup on automobile retail installment contracts is negotiated in a nondiscriminatory manner consistent with ECOA and the Compliance Plan. In addition, Honda will compensate certain African-American, Hispanic, and Asian and/or Pacific Islander borrowers.

III. HONDA’S STATEMENT

Honda asserts that throughout the period of time at issue in this proceeding and to the present, it has treated all of its customers fairly and without regard to impermissible factors such as race or national origin. Honda enters this settlement solely for the purpose of avoiding contested litigation with the Department of Justice, and instead to devote its resources to providing fair and industry-leading services to its customers.

The United States’ allegations relate to amounts added to Honda’s risk-based buy rate, referred to in this Consent Order as “dealer markup,” which compensates auto dealers for originating automobile loans. Honda does not originate automobile loans; instead, it purchases loans originated by dealers. Honda does not determine the amount of, or receive economic benefit from, the dealer mark up.

Honda affirmatively asserts that it has treated all of its customers without regard to race or national origin, and that its business practices have promoted and achieved fairness across all customer groups. Furthermore, Honda has not been informed that the United States contends Honda or any of its employees engaged in any intentional discrimination or disparate treatment of minorities.

IV. DEFINITIONS

The following definitions apply to this Consent Order:

a. “Affected Consumers” include African-American, Hispanic, or Asian and/or Pacific Islander consumers who entered into a non-subvented retail installment contract with Honda during the Relevant Period (as defined in paragraph i below).

b. “Board” means Honda’s duly-elected and acting Board of Directors.

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c. “Compliance Committee” means Honda’s Compliance Committee as it may be constituted, namely by the individuals holding the following titles: (1) Senior Vice President, Financial Services, (2) Assistant Vice President, Risk Compliance and Business Processes, (3) General Counsel, Honda North America, Inc., and (4) Deputy General Counsel, Honda North America, Inc. The Compliance Committee shall consist of four (4) members, at least one of whom shall be a member of the Board, and shall report directly to the Board. Within twenty (20) days of the Effective Date, the Board shall provide in writing to DOJ and the Fair Lending Director (as defined in paragraph g below) the name of each member of the Compliance Committee. In the event of any change of membership, the Board shall submit the name of any new member in writing to DOJ and the Fair Lending Director (as defined in paragraph g below).

d. “Dealer Discretion” means the entire range of dealer deviation from Honda’s risk-based buy rate, whether exercised by increasing or decreasing the buy rate, such as by altering the interest rate or buying down the rate. “Dealer Discretion” does not include Honda’s discretion to modify the buy rate. “Dealer Discretion” does not include a dealer’s buying down of the buy rate with respect to all consumers to the extent such special offers are clearly advertised to all consumers.

e. “Effective Date” means the date on which the Consent Order is issued.

f. “Executive Officers” means collectively the senior management of American Honda Finance Corporation, including but not limited to its Principal Executive Officer(s), Principal Financial Officer(s), Principal Accounting Officer(s), Treasurer(s),
President(s), Vice President(s), and Chief Compliance Officer(s).

g. “Fair Lending Director” means the Assistant Director of the Office of Fair Lending and Equal Opportunity for the Bureau, or his/her delegee.

h. “Related Consumer Action” means a private action by or on behalf of one or more consumers or an enforcement action by another governmental agency brought against Honda based on substantially the same facts as described in the Complaint.

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i. “Relevant Period” means the period from January 1, 2011 through July 14, 2015.

j. “Defendant” means American Honda Finance Corporation, and its successors and assigns.

V. INJUNCTIVE RELIEF

1. Consistent with this Consent Order, Defendant and its officers, agents, servants, employees, and attorneys who have actual notice of this Consent Order, whether acting directly or indirectly, are enjoined from engaging in any act or practice that discriminates on the basis of race or national origin in any aspect of Dealer Discretion in the pricing of automobile loans in violation of ECOA, 15 U.S.C. § 1691(a)(1), and Regulation B, 12 C.F.R. Part 1002.

A.	Dealer Compensation Policy

2. Honda shall implement a dealer compensation policy conforming with one (1) of the three (3) options detailed below, within one hundred twenty (120) days after the Effective Date or within thirty (30) days of obtaining any required non-objections of the DOJ and the Fair Lending Director. In the event the DOJ or the Fair Lending Director object to any proposed action by Honda, the DOJ and the Fair Lending Director shall direct Honda to make revisions and Honda shall make the revisions and resubmit the proposed action within thirty (30) days. Honda shall not implement any revised dealer compensation policy until obtaining all non-objections of the DOJ and the Fair Lending Director required by the chosen option.

Option One:

a. Honda will limit Dealer Discretion in setting the contract rate to one hundred and twenty-five (125) basis points for retail installment contracts with terms of sixty (60) months or less, and one hundred (100) basis points for retail installment contracts with terms greater than sixty (60) months. Honda is not precluded from including in its compensation policies an additional nondiscretionary component of

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dealer compensation consistent with applicable laws and subject to the non-objection of the DOJ and the Fair Lending Director. Honda may provide entirely nondiscretionary dealer compensation to some dealers (consistent with subparagraph j of Option Three, described below) while it provides discretionary compensation to other dealers consistent with Option One, so long as all loans purchased from a particular dealer are compensated using only one of the two compensation systems.1

b. Honda will maintain general compliance management systems reasonably designed to assure compliance with all relevant federal consumer financial laws, including ECOA. With respect to monitoring Dealer Discretion for compliance with ECOA, Honda must, at a minimum:

i.	Send regular notices to all dealers explaining ECOA, stating Honda’s expectation with respect to ECOA compliance, and articulating the dealer’s obligation to price retail installment contracts in a non-discriminatory manner.

ii.	Monitor for compliance with Dealer Discretion limits.

c. Honda shall submit data on its non-subvented indirect auto lending portfolio to the DOJ and the Fair Lending Director, at their request, semiannually for analysis and monitoring. Honda shall submit data on its subvented indirect auto lending portfolio to the DOJ and the Fair Lending Director, at their request, semiannually for analysis and monitoring if Honda modifies its policies to permit Dealer Discretion on subvented loans.

[1]	Consistent with the definition of “Dealer Discretion,” Defendant is not precluded from maintaining policies to reduce its risk-based buy rate based on standard, non-discretionary factors (e.g., pursuant to a customer loyalty program, based on the down payment, or based on the percentage of the purchase price financed). Any such modifications, or “standard modifiers,” based on such policies must be documented and applied to all qualifying consumers. Dealers may retain the discretion to mark up the modified buy rate, subject to the caps set forth in subparagraph (a) of this Option. Similarly, Defendant is not precluded from maintaining policies to reduce its risk-based buy rate based on competitive offers (e.g., a valid, dealer documented, competitive offer from another financing source) when it is necessary to retain the customer’s transaction. Any such modifications, or “competitive modifiers,” based on such policies shall (1) not result in reduction in the risk-based buy rate exceeding limits set forth in Honda’s established policies and procedures; (2) eliminate Dealer Discretion in the transaction; and (3) be documented by identifying within Defendant’s systems, the institution offering the competitive rate and the rate offered.

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Option Two:

d. Honda will limit Dealer Discretion in setting the contract rate to one hundred and twenty-five (125) basis points for retail installment contracts with terms of sixty (60) months or less, and one hundred (100) basis points for retail installment contracts with terms greater than sixty (60) months. Honda is not precluded from including in its compensation policies an additional nondiscretionary component of dealer compensation consistent with applicable laws and subject to the non-objection of the DOJ and the Fair Lending Director. Honda may provide entirely nondiscretionary dealer compensation to some dealers (consistent with subparagraph j of Option Three, described below) while it provides discretionary compensation to other dealers consistent with Option Two, so long as all loans purchased from a particular dealer are compensated using only one of the two compensation systems.

i. Honda shall establish a pre-set rate of dealer participation (i.e., additional interest above the risk-based buy rate) that Honda will require dealers to include in all credit offers that the dealer extends to customers (“Standard Dealer Participation Rate”), such that:

A.	The Standard Dealer Participation Rate cannot exceed one hundred and twenty-five (125) basis points for retail installment contracts with terms of sixty (60) months or less, and one hundred (100) basis points for retail installment contracts with terms greater than sixty (60) months.

B.	Honda may allow dealers to include a single, set lower dealer participation rate than the Standard Dealer Participation Rate for particular loan types and/or channels or for all loans purchased from a particular dealership.

C.	Honda may allow dealers to include a lower dealer participation rate than the Standard Dealer Participation Rate based on a lawful exception pursuant to the fair lending policies and procedures as set forth below, and subject to the dealer’s agreement to abide by the policies and maintain required documentation.

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ii. To the extent Honda allows exceptions to the Standard Dealer Participation Rate, to ensure consistency with the requirements of ECOA, Honda shall establish policies and procedures for those exceptions subject to the non-objection of the DOJ and the Fair Lending Director. The DOJ and the Bureau recommend that the policies and procedures for such exceptions include the following elements:

A.	Granting Exceptions: Policies and procedures that specifically define the circumstances when Honda allows downward departures from the Standard Dealer Participation Rate.

B.	Documenting Exceptions: Policies and procedures that require on a loan-by-loan basis, documentation appropriate for each specific exception that is, at a minimum, sufficient to effectively monitor compliance with the exceptions policies. Such documentation should be sufficient not only to explain the basis for granting any exception to the Standard Dealer Participation Rate, but also to provide details and/or documentation of the particular circumstances of the exception.

C.	Record Retention: Policies and procedures for documentation retention requirements that, at a minimum, comply with the requirements of Regulation B.

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e. Honda will develop and maintain a compliance management system to monitor dealer compliance with setting contracts at the Standard Dealer Participation Rate and any exceptions thereto to ensure they comply with the conditions for exceptions to the Standard Dealer Participation Rate. This will include:

A. Training dealers on Honda’s exceptions policies and procedures;

B. Regular monitoring of dealers’ exceptions to the Standard Dealer Participation Rate, including documentation of those exceptions;

C. Periodic audits for compliance with all policies and procedures relevant to granting exceptions to the Standard Dealer Participation Rate and to test for and identify fair lending risk; and

D. Appropriate corrective action for a dealer’s noncompliance with Honda’s exceptions policies and procedures, culminating in the restriction or elimination of dealers’ ability to exercise discretion in setting a consumer’s contract rate or exclusion of dealers from future transactions with Honda.

f. Honda will maintain general compliance management systems reasonably designed to assure compliance with all relevant federal consumer financial laws, including ECOA. With respect to monitoring Dealer Discretion for compliance with ECOA, Honda, in addition to the monitoring set forth in paragraph (e)(iv) above, must, at a minimum:

i. Send regular notices to all dealers explaining ECOA, stating Honda’s expectation with respect to ECOA compliance, and articulating the dealer’s obligation to price retail installment contracts in a non-discriminatory manner.

ii. Monitor for compliance with Dealer Discretion limits.

g. Honda shall submit data on its non-subvented indirect auto lending portfolio to the DOJ and the Fair Lending Director, at their request, semiannually for analysis and monitoring. Honda shall submit data on its subvented indirect auto lending portfolio to the DOJ and the Fair Lending Director, at their request, semiannually for analysis and monitoring if Honda modifies its policies to permit Dealer Discretion on subvented loans.

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Option Three:

h. Honda will maintain policies that do not allow dealers any discretion to set the contract rate subject to the non-objection of the DOJ and the Fair Lending Director.

i. Honda will maintain general compliance management systems reasonably designed to assure compliance with all relevant federal consumer financial laws, including ECOA. This will include Honda sending regular notices to all dealers explaining ECOA, stating Honda’s expectation with respect to ECOA compliance, and articulating the dealer’s obligation to price retail installment contracts in a non-discriminatory manner.

j. Honda will not have to review or remunerate for prohibited basis disparities in dealer markup resulting from Dealer Discretion in setting the contract rate, because there is no such discretion. Honda will not have to maintain a compliance management system to monitor dealer exceptions because dealers do not have such discretion.

VI. ROLE OF THE COMPLIANCE COMMITTEE

3. The Compliance Committee must review all submissions (including plans, reports, programs, policies, and procedures) required by this Consent Order prior to submission to the DOJ and the Fair Lending Director.

4. Although this Consent Order requires Honda to submit certain documents for review or non-objection by the DOJ and the Fair Lending Director, the Board will have the ultimate responsibility for proper and sound oversight of Honda and for ensuring that Honda complies with Federal consumer financial law and this Consent Order.

5. In each instance in this Consent Order that requires the Compliance Committee to ensure adherence to, or perform certain obligations of Honda, the Compliance Committee must:

a. Authorize and adopt whatever actions are necessary for Honda to fully comply with this Consent Order;

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b. Require timely reporting by management to the Board on the status of compliance obligations; and

c. Require timely and appropriate corrective action to remedy any failure to comply with Board directives related to this Section.

VII. MONETARY PROVISIONS

A.	Settlement Fund

6. Within thirty (30) days of the Effective Date, Honda shall deposit into an interest-bearing escrow account twenty-four million dollars ($24,000,000.00), for the purpose of providing redress to Affected Consumers who were overcharged as required by this Section. This will constitute the Settlement Fund. Honda shall provide written verification of the deposit to the DOJ and the Bureau within five (5) business days of depositing the funds described in this paragraph. Any interest that accrues will become part of the Settlement Fund and will be utilized and disposed of as set forth herein. Any taxes, costs, or other fees incurred by the Settlement Fund shall be paid by Honda.

7. Within sixty (60) days of the Effective Date, Honda shall create a plan (“Redress Plan”) to provide for the administration of consumer remuneration by American Honda Motor (“Administrator”). Pursuant to the Redress Plan, the Administrator shall conduct the activities set forth in paragraphs 9 through 17. The terms of the Redress Plan shall be subject to the non-objection of the DOJ and the Fair Lending Director. Honda shall bear all costs and expenses of implementing the Redress Plan. The Redress Plan shall require the Administrator to comply with the provisions of this Consent Order as applicable to the Administrator. The Redress Plan shall require the Administrator to work cooperatively with Honda, the DOJ, and the Bureau in the conduct of its activities, including reporting regularly to and providing all reasonably requested information to the DOJ and the Fair Lending Director. The Redress Plan shall require the Administrator to comply with all confidentiality and privacy restrictions applicable to the party who supplied the information and data to the Administrator.

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8. In the event that the DOJ or the Fair Lending Director have reason to believe that the Administrator is not materially complying with the terms of the Redress Plan, they shall provide written notice to Respondent detailing the noncompliance. Within fourteen (14) days, Honda shall present for review and determination of non-objection a course of action to effectuate the Administrator’s material compliance with the Redress Plan. The DOJ and the Fair Lending Director shall make a determination of non-objection to the course of action or direct Honda to revise it. In the event that the DOJ and the Fair Lending Director direct revisions, Honda shall make the revisions and resubmit the course of action to the DOJ and the Fair Lending Director within thirty (30) days. Upon notification that the DOJ and the Fair Lending Director have made a determination of non-objection, Honda shall implement the course of action.

9. The Redress Plan shall require the Administrator, as part of its operations, to establish cost-free means for Affected Consumers to contact it, including an email address, a website, a toll-free telephone number, and means for persons with disabilities to communicate effectively. The Redress Plan shall require the Administrator to make all reasonable efforts to provide effective translation services to Affected Consumers, including but not limited to providing live English and foreign-language-speaking operators to speak to Affected Consumers who call the toll-free telephone number and request a live operator, and providing foreign language interpretations and translations for communications with Affected Consumers.

10. The DOJ and the Fair Lending Director shall request from Honda information and data the DOJ and the Fair Lending Director reasonably believe will assist in identifying Affected Consumers and determining any monetary and other damages, including but not limited to a database of all non-subvented retail installment contracts booked by Honda during the Relevant Period and all data variables the Bureau obtained during its investigation. Within ninety (90) days of the Effective Date, Honda shall supply the requested information and data.

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11. The DOJ and the Fair Lending Director shall jointly provide to the Administrator and Honda a list of retail installment contracts with consumers that the DOJ and the Fair Lending Director have determined are eligible to receive monetary relief pursuant to this Consent Order after receipt of all the information and data they requested pursuant to paragraph 10. The total amount of the Settlement Fund shall not be altered based on the number of listed retail installment contracts.

12. Within thirty (30) days after the date the DOJ and the Fair Lending Director provide the list of retail installment contracts referenced in paragraph 11, Honda will provide to the DOJ, the Fair Lending Director, and the Administrator the name, most recent mailing address in its servicing records, Social Security number, and other information as requested for the primary borrower and each co-borrower (if any) on each listed retail installment contract (“Identified Borrowers”). Such information and data shall be used by the DOJ, the Bureau, and the Administrator only for the law enforcement purposes of implementing the Consent Order. The total amount of the Settlement Fund shall not be altered based on the number of Identified Borrowers.

13. After receipt of all the information required to be provided by paragraph 12, the DOJ and the Fair Lending Director shall provide Honda and the Administrator with the initial estimate of the amount each Identified Borrower will receive from the Settlement Fund. No individual, agency, or entity may request that any court, the DOJ, the Bureau, Honda, or the Administrator review the selection of Identified Borrowers or the amount to be received. The total amount of the Settlement Fund shall not be altered based on the amounts that Identified Borrowers receive.

14. The Redress Plan shall require the Administrator to adopt effective methods, as requested by the DOJ and the Fair Lending Director, to confirm the identities and eligibility of Identified Borrowers and provide to the DOJ and the Fair

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Lending Director a list of Identified Borrowers whose identities and eligibility have been confirmed (“Confirmed Borrowers”) within two hundred and seventy (270) days from the date the DOJ and the Fair Lending Director provide the information described in paragraph 13.

15. Within sixty (60) days after the date the Administrator provides to the DOJ and the Fair Lending Director the list of Confirmed Borrowers, the DOJ and the Fair Lending Director shall provide to the Administrator a list containing the final payment amount for each Confirmed Borrower. The total amount of the Settlement Fund shall not be altered based on the number of Confirmed Borrowers or the amounts they receive. No individual, agency, or entity may request that any court, the DOJ, the Bureau, Honda, or the Administrator review the final payment amounts.

16. The Redress Plan shall require the Administrator to deliver payment to each Confirmed Borrower in the amount determined by the DOJ and the Fair Lending Director as described in paragraph 15 within forty-five (45) days. The Redress Plan shall also require the Administrator to further conduct a reasonable search for a current address and redeliver any payment that is returned to the Administrator as undeliverable, or not deposited within six (6) months.

17. The Redress Plan shall require the Administrator to maintain the cost-free means for consumers to contact it described in paragraph 9 and finalize distribution of the final payments described in paragraphs 15 and 16 within twelve (12) months from the date the DOJ and the Fair Lending Director provide the list of final payment amounts to the Administrator in accordance with paragraph 15. Confirmed Borrowers shall have until that date to request reissuance of payments that have not been deposited.

18. The details regarding administration of the Settlement Fund set forth in paragraphs 7 through 17 can be modified by agreement of the DOJ, the Fair Lending Director, and Honda. Payments from the Settlement Fund to Confirmed Borrowers collectively shall not exceed the amount of the Settlement Fund, including accrued interest.

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19. Honda will not be entitled to a set-off, or any other reduction, of the amount of final payments to Confirmed Borrowers because of any debts owed by the Confirmed Borrowers. Honda also will not refuse to make a payment based on a release of legal claims or account modification previously signed by any Confirmed Borrowers.

20. All money in the Settlement Fund not distributed to Confirmed Borrowers shall be distributed by the Administrator to one or more organizations that provide services, including credit counseling, financial literacy, and other related programs, targeted to African-American, Hispanic, or Asian and/or Pacific Islander borrowers (“Qualified Organization”). Before selecting the Qualified Organization(s), Honda will (1) obtain proposals from the Organization(s) on how the funds will be used consistent with the above-stated purpose, and (2) submit selected proposals from the Organization(s), and the proposed amount of funds each Organization would receive, to the DOJ and the Bureau within thirty (30) days of the date that the Administrator completes the delivery of the payments under paragraph 16. The DOJ shall consult with the Bureau in providing its non-objection to Honda’s proposal and shall respond to Honda’s proposal within thirty (30) days of the submission. Honda and the DOJ, in consultation with the Bureau, may request modification of an Organization’s proposal before approving the Organization(s). Qualified Organization(s) must not be affiliated with Honda, Honda’s parent, or any affiliated entity of Honda’s parent.

21. The parties shall obtain the Court’s approval of the selection of the Qualified Organization(s) and the amount to be distributed to each Qualified Organization prior to distribution as provided by paragraph 20. Within fifteen (15) days after the DOJ’s non-objection to the Qualified Organization(s), the parties shall move the Court to authorize the distribution of the funds. The parties shall provide the Court with information regarding how the Qualified Organization(s) meet the requirements set forth in paragraph 20.

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22. Within one year after the funds are distributed and every year thereafter until the funds are exhausted, Honda shall require each Qualified Organization to submit to Honda a report detailing that funds are utilized for the purposes identified in paragraph 21. Honda shall submit those reports to the DOJ and the Bureau within thirty (30) days of receiving them. For any Qualified Organization that does not provide such a report, Honda shall require that the funds be returned to the Administrator for redistribution to the other Organization(s) approved to receive funds.

B.	Additional Monetary Provisions

23. Within thirty (30) days of the Effective Date, Honda shall submit to the DOJ a proposal for the distribution of one million dollars ($1,000,000.00) toward the administration and operation of a consumer financial education program or programs. Each program proposed shall have a nexus to the violations identified in this Consent Order in that it will be designed to benefit African-American, Hispanic, and Asian and/or Pacific Islander populations and be addressed to consumer auto finance. Honda’s proposal, including selection of provider(s) and the anticipated program content, shall be subject to the review and non-objection of the DOJ. The parties shall obtain the Court’s approval prior to distribution.

24. In the event of any default on Honda’s obligations to make payment under this Consent Order, interest, computed under 28 U.S.C. § 1961, as amended, will accrue on any outstanding amounts not paid from the date of default to the date of payment, and will immediately become due and payable.

25. Honda must relinquish all dominion, control, and title to the funds paid to the fullest extent permitted by law and no part of the funds may be returned to Honda.

26. Under 31 U.S.C. § 7701, Honda, unless it already has done so, must furnish to the DOJ and the Fair Lending Director its taxpayer identifying numbers, which may be used for purposes of collecting and reporting on any delinquent amount arising out of this Consent Order.

27. Within thirty (30) days of the entry of a final judgment, consent order, or settlement in a Related Consumer Action, Honda must notify the DOJ and the Fair Lending Director of the final judgment, consent order, or settlement in writing. That notification must indicate the amount of redress, if any, that Honda paid or is required to pay to consumers and describe the consumers or classes of consumers to whom that redress has been or will be paid.

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VIII. ADMINISTRATIVE PROVISIONS

A.	Reporting Requirements

28. Honda must notify the DOJ and the Bureau of any development that may affect compliance obligations arising under this Consent Order, including but not limited to, a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor company; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this Consent Order; the filing of any bankruptcy or insolvency proceeding by or against Honda; or a change in Honda’s name or address. Honda must provide this notice as soon as practicable after the learning about the development, but in any case at least 30 days before the development is finalized.

29. Within ten (10) business days of the Effective Date, Honda must:

a. Designate at least one telephone number and email, physical, and postal address as points of contact, which the DOJ and the Bureau may use to communicate with Honda;

b. Identify all businesses for which Honda is the majority owner, or that Honda directly or indirectly controls, by all of their names, telephone numbers, and physical, postal, email, and Internet addresses;

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c. Describe the activities of each such business, including the products and services offered, and the means of advertising, marketing, and sales.

d. Honda must report any change in the information required to be submitted under this Section (paragraphs 28 to 30) as soon as practicable, but in any case at least thirty (30) days before the change.

30. Within one hundred and eighty (180) days of the Effective Date, and every one hundred and eighty (180) days thereafter until the termination of this Consent Order, Respondent must submit to the DOJ and the Fair Lending Director an accurate written Compliance Progress Report, which has been approved by the Board. Each Report shall provide a complete account of Respondent’s actions to comply with each requirement of the Consent Order during the previous six (6) months, an objective assessment of the extent to which each quantifiable obligation was met, an explanation of why any particular component fell short of meeting its goal for the previous six (6) months, and any recommendation for additional actions to achieve the goals of the Consent Order.

B.	Order Distribution and Acknowledgment

31. Within thirty (30) days of the Effective Date, Honda must deliver a copy of this Consent Order to each of its Board members and Executive Officers.

32. Until the termination of this Consent Order, Honda must deliver a copy of this Consent Order to any business entity resulting from any change in structure referred to in Section A and any future Board Members and Executive Officers before they assume their responsibilities.

33. Honda must secure a signed and dated statement acknowledging receipt of a copy of this Consent Order, ensuring that any electronic signatures comply with the requirements of the E-Sign Act, 15 U.S.C. § 7001 et seq., within thirty (30) days of delivery, from all persons receiving a copy of this Consent Order pursuant to this Section.

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C.	Recordkeeping

34. Honda must create and/or retain for at least five (5) years from the Effective Date the following business records:

a. All documents and records necessary to demonstrate full compliance with each provision of this Consent Order, including but not limited to, reports submitted to the DOJ and the Fair Lending Director and all documents and records pertaining to redress, as set forth in Section VI above;

b. All documents and records pertaining to the Redress Plan, described in Section VII above; and

c. All written consumer complaints related to Honda’s retail installment contracts alleging discrimination by Honda (whether received directly or indirectly, such as through a third party), and any responses to those written complaints or requests.

35. All business records created or retained pursuant to this Section shall be retained at least until the termination of this Consent Order, and shall be made available upon the DOJ’s or the Fair Lending Director’s request to DOJ representatives or Bureau representatives, respectively, within sixty (60) days of a request.

D.	Modifications to Non-Material Requirements

36. Honda may seek a modification to non-material requirements of this Consent Order (e.g., reasonable extensions of time and changes to reporting requirements) by submitting a written request to the DOJ and the Fair Lending Director.

37. The DOJ may, in its discretion, modify any non-material requirements of this Consent Order (e.g., reasonable extensions of time and changes to reporting requirements) if the DOJ determines good cause justifies the modification. Any such modification by the DOJ must be in writing.

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E.	Notices

38. Unless otherwise directed in writing by a DOJ or a Bureau representative, all submissions, requests, communications, consents, or other documents relating to this Consent Order shall be in writing and sent as follows:

To the DOJ:

Chief

Housing and Civil Enforcement Section

Civil Rights Division

U.S. Department of Justice

1800 G Street NW, Suite 7002

Washington, DC 20006

Attn: DJ 188-12C-45, United States v. American Honda Finance Corporation

By contemporaneous email to marta.campos@usdoj.gov

To the Fair Lending Director:

By overnight courier (not the U.S. Postal Service), as follows:

Fair Lending Director

Consumer Financial Protection Bureau

ATTENTION: Jane Peterson

1625 Eye Street, N.W.

Washington, DC 20006

The subject line shall begin:

In re American Honda Finance Corporation, dated July 14, 2015; or

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By first-class mail to the below address and contemporaneously by email to Jane.Peterson@cfpb.gov

Fair Lending Director

Consumer Financial Protection Bureau

ATTENTION: Jane Peterson

1700 G Street, N.W.

Washington, DC 20552

The subject line shall begin:

In re American Honda Finance Corporation, dated July 14, 2015

To Defendant:

Kirk D. Jensen

Partner

BuckleySandler LLP

1250 24th Street, N.W.

Washington, DC 20037

Tel.: (202)349-8000

Fax: (202)349-8080

kjensen@buckleysandler.com

John C. Redding

Partner

BuckleySandler LLP

100 Wilshire Blvd., Ste. 1000

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Santa Monica, CA 90401

Tel.: (310) 424-3916

Fax: (310) 424-3961

jredding@buckleysandler.com

F.	Other Provisions

39. Except as provided in paragraph 40, the provisions of this Consent Order do not bar, estop, or otherwise prevent the DOJ, or any other governmental agency, from taking any other action against Honda.

40. The DOJ releases and discharges Honda from all potential liability for all ECOA claims of the United States Attorney General for discriminating on the basis of race or national origin that have been or might have been asserted by the United States Attorney General based on the practices described in the Complaint, to the extent such practices occurred prior to the Effective Date, and are known to the DOJ as of the Effective Date. Notwithstanding the foregoing, the practices alleged in the Complaint may be utilized by the DOJ in future enforcement actions against Honda and its affiliates, including without limitation, to establish a pattern or practice of violations or the continuation of a pattern or practice of violations. This release shall not preclude or affect any right of the DOJ to determine and ensure compliance with the terms and provisions of this Consent Order, or to seek penalties for any violations thereof.

41. Honda may request to modify the compliance management program required by this Consent Order (as described in the Options set forth in Section VII) when the modification is based upon a change in circumstances that has arisen during the pendency of this Consent Order, including but not limited to any amendment to the statutory or regulatory regime applicable to dealer markup and compensation policies, or the adoption of a materially different dealer compensation policy by lenders comprising a majority of the auto loan market. Any such request to modify the compliance plan is

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subject to the DOJ’s and the Fair Lending Director’s review and determination that the modified compliance management program eliminates or substantially reduces Dealer Discretion, and determination of non-objection.

42. This Consent Order will terminate five (5) years from the Effective Date. The Consent Order will remain effective and enforceable until such time, except to the extent that any provisions of this Consent Order have been amended, suspended, waived, or terminated in writing by the DOJ. The DOJ will not pursue any potential violations of ECOA against, or seek consumer remuneration from, Honda for conduct undertaken with respect to Dealer Discretion that is both pursuant to and consistent with this Consent Order during the term of the Consent Order.

43. Calculation of time limitations will run from the Effective Date and be based on calendar days, unless otherwise noted.

44. This Consent Order is enforceable only by the parties. No person or entity is intended to be a third party beneficiary of the provisions of this Consent Order for purposes of any civil, criminal, or administrative action, and accordingly, no person or entity may assert a claim or right as a beneficiary or protected class under this Consent Order.

45. Each party to this Consent Order shall bear its own costs and attorney’s fees associated with this litigation.

46. The DOJ and Honda agree that, as of the Effective Date, litigation is not “reasonably foreseeable” concerning the matters described above. To the extent that the DOJ or Honda previously implemented a litigation hold to preserve documents, electronically stored information, or things related to the matters described above, it is no longer required to maintain such litigation hold. Nothing in this paragraph relieves the DOJ or Defendant of any other obligations imposed by this Consent Order.

47. To the extent that a specific action by Honda is required both by this Consent Order and any Consent Order issued by the Bureau in the administrative

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proceeding styled In the Matter of American Honda Finance Corporation, filed on or about July 14, 2015, action by Honda that satisfies a requirement under any such consent order will satisfy that same requirement under this Consent Order.

48. The Court shall retain jurisdiction for the duration of this Consent Order to enforce its terms, after which time the case shall be dismissed with prejudice.

SO ORDERED, this      day of             ,     .

UNITED STATES DISTRICT JUDGE

The undersigned hereby apply for and consent to the entry of the Order:

For the United States:

LORETTA LYNCH
Attorney General

/s/ Eileen M. Decker

EILEEN M. DECKER	VANITA GUPTA
United States Attorney Central District of California	Principal Deputy Assistant Attorney General Civil Rights Division
LEON W. WEIDMAN
Assistant United States Attorney Chief, Civil Division

/s/ Robyn Marie Monteleone	/s/ Steven H. Rosenbaum

ROBYN MARIE MONTELEONE	STEVEN H. ROSENBAUM
Assistant United States Attorney Assistant Division Chief Civil Rights Unit Chief, Civil Division Central District of California	Chief Civil Rights Division Housing and Civil Enforcement Section

/s/ Jon M. Seward

JON M. SEWARD
Deputy Chief

/s/ Marta Campos

MARTA CAMPOS
LUCY CARLSON
Trial Attorneys
United States Department of Justice
Civil Rights Division
Housing and Civil Enforcement Section
950 Pennsylvania Avenue, N.W. – NWB
Washington, DC 20530
Tel.: (202) 514-4733
Fax: (202) 514-1116
marta.campos@usdoj.gov

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For Defendant American Honda Finance Corporation:

/s/ Kirk D. Jensen

KIRK D. JENSEN
Partner
BuckleySandler LLP
1250 24th Street, N.W.
Washington, DC 20037
Tel.:	(202) 349-8000
Fax:	(202) 349-8080
kjensen@buckleysandler.com

JOHN C. REDDING
Partner
BuckleySandler LLP
100 Wilshire Blvd., Ste. 1000
Santa Monica, CA 90401
Tel.:	(310) 424-3916
Fax:	(310) 424-3961
jredding@buckleysandler.com